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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 17, 2002

                           Trikon Technologies, Inc.
             (Exact name of registrant as specified in its charter)

          Delaware                     000-22501                 95-4054321
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

Ringland Way, Newport, Gwent NP18 2TA, United Kingdom
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       (Address of principal executive office)                     (Zip Code)

      Registrant's telephone number, including area code: 44-1633-414-000
                                                          ---------------


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         (Former name or former address, if changed since last report)


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Item 5.  Other Events
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         On May 17, 2002, Trikon Technologies, Inc., a California corporation
("Trikon California"), consummated a merger with and into its wholly owned subsidiary, Trikon Technologies, Inc., a Delaware corporation ("Trikon Delaware") (the "Reincorporation"). As a result of the Reincorporation, the registrant is now a Delaware corporation.

         As provided by the Agreement and Plan of Merger (the "Merger Agreement"), each outstanding share of Trikon California common stock, no par value, was automatically converted into one share of Trikon Delaware common stock, $0.001 par value per share, at the time the Reincorporation became effective. Each stock certificate representing issued and outstanding shares of Trikon California common stock continues to represent the same number of shares of Trikon Delaware common stock. Trikon California common stock was quoted on the Nasdaq National Market System and, after the Reincorporation, Trikon Delaware common stock continues to be quoted on the Nasdaq National Market System under the same symbol ("TRKN") as the shares of Trikon California common stock had been traded.

         There has been no interruption in the trading of Trikon's common stock as a result of the Reincorporation. Trikon's common stock is deemed registered under Section 12(b) of the Securities Exchange Act of 1934, as amended, by operation of Rule 12g-3 thereunder.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         2.1 Agreement and Plan of Merger, between Trikon Technologies, Inc., a Delaware corporation, and Trikon Technologies, Inc., a California corporation. (Previously filed as Exhibit C to the Registrant's Proxy Statement for the 2002 Annual Meeting of Stockholders, and incorporated herein by reference.)

         3.1 Certificate of Incorporation of Trikon Technologies, Inc., a Delaware corporation. (Previously filed as Exhibit D to the Registrant's Proxy Statement for the 2002 Annual Meeting of Stockholders, and incorporated herein by reference.)

         3.2 By-laws of Trikon Technologies, Inc., a Delaware corporation. (Previously filed as Exhibit E to the Registrant's Proxy Statement for the 2002 Annual Meeting of Stockholders, and incorporated herein by reference.)

         99.1     Press release dated May 16, 2002.


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                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   May 20, 2002              TRIKON TECHNOLOGIES, INC.



                                   By: /s/ Nigel Wheeler
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                                       Nigel Wheeler.
                                       Chief Executive Officer, Chief Operating
                                       Officer, President and Director